                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                  OCTOBER 1997
                           PAYMENT November 17, 1997
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                 CUSIP#             393534AB8
                                 Trust Account #    33-31958-0
                                 Distribution Date: November 17, 1997



SECURITIZED NET INTEREST MARGIN                                PER $1,000
-------------------------------                                  ORIGINAL
CERTIFICATES                                                     --------
------------

1.   Amount Available                           814,603.51

Interest

2.   Aggregate Interest                         225,757.05     2.44325812

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest           225,757.05

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                               588,846.46     6.37279719

7.   Remaining outstanding principal
     balance                                 33,921,784.95    367.1188847
     Pool Factor                                 .36711888

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date             52,593,946.23**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                          3,902,260.34

10.  Weighted average CPR                            14.91%

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                  OCTOBER 1997
                           PAYMENT November 17, 1997
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2


                                  CUSIP#              393534AB8
                                  Trust Account #     33-31958-0
                                  Distribution Date:  November 17, 1997



11. Weighted average CDR                              3.29%

12. Annualized net loss percentage                    1.74%

13. Delinquency            30-59 day                  1.08%
                           60-89 day                  0.34%
                           90+ day                    0.68%
                           Total 30+                  2.10%


First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.


The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
OCTOBER 1997
PAYMENT November 17, 1997



                                               Fee Assets
                               ---------------------------------------
                                 Guarantee       Inside     Fee Asset
                                   Fees           Refi        Total
                               ------------    ----------  -----------

GTFC 1994-1                      101,542.15     78,023.85   179,566.00
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                               ------------    ----------  -----------
                                 101,542.15     78,023.85   179,566.00



Total amount of Guarantee Fees and Inside                   179,566.00
Refinance Payments

Subordinated Servicing Fees                                 393,259.28

Payment on Finance 1 Note                                   572,825.28

Allocable to Interest (current)                              62,083.14

Allocable to accrued but unpaid Interest                           .00

Accrued and unpaid Trustee Fees                                    .00

Allocable to Principal                                      510,742.14

Finance 1 Note Principal Balance                          8,979,674.09

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                  OCTOBER 1997
                           PAYMENT November 17, 1997




                                               Inside
                                 Residual       Refi         Total
                               ------------  ----------  ------------

GTFC 1994-1                             .00         .00           .00
GTFC 1994-2                       42,979.78   68,086.48    111,066.26
GTFC 1994-3                        5,236.45   49,360.30     54,596.75
GTFC 1994-4                        7,785.61   68,329.61     76,115.22
                               ------------  ----------  ------------
                                  56,001.84  184,776.39    241,778.23


Total Residual and Inside
Refinance Payments                                         241,778.23